                         Prudential Municipal Series Fund
                               (Maryland Series)
                            (Massachusetts Series)
                               (Michigan Series)
                            (North Carolina Series)
                             (Pennsylvania Series)

                       Supplement dated January 24, 1997
                      to Prospectus dated November 1, 1996

How the Fund is Managed--Manager

Maryland Series
Massachusetts Series
Michigan Series
North Carolina Series

    The current portfolio manager of the Series is James M. Murphy. Mr. Murphy has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1989.

Pennsylvania Series
    The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1997 and has been employed by PIC in various capacities since 1988. MF970C-3